UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2007

Genesis HealthCare Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-50351	20-0023783

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA		19348
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:		(610) 444 6350

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.    Other events.

     On May 7, 2007, Genesis HealthCare Corporation (“Genesis”) received a letter from Fillmore Capital Partners, LLC (“Fillmore”), in which Fillmore proposed to acquire Genesis for $67.25 per share in cash, without interest (“Fillmore proposal”). On May 7, 2007, Genesis issued a press release announcing receipt of the proposal from Fillmore (“May 7 press release”).

      The Fillmore proposal expired pursuant to its own terms at 8:00 p.m. (EDT) on May 7, 2007.

     A copy of the Fillmore proposal is attached hereto as Exhibit 99.1 and a copy of the May 7 press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated May 7,
2007
99.2	Press Release, dated May 7, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                      GENESIS HEALTHCARE CORPORATION

                                                                                                        By:  __  _/s/James V.McKeon
                                                                                                               Name: James V. McKeon
                                                                                                               Title:    Chief Financial Officer

Date: May 8, 2007

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Letter from Fillmore Capital Partners, LLC, to Goldman, Sachs & Co., dated May 7,
2007
99.2	Press Release, dated May 7, 2007